UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2024 (December 18, 2024)

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road, Somerset, New Jersey 08873

(Address of Registrant’s Principal Executive Offices) (Zip Code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 18, 2024, Novo Holdings A/S (“Novo Holdings”) completed the acquisition of Catalent, Inc., a Delaware corporation (the “Company”) pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of February 5, 2024 (the “Merger Agreement”), by and among the Company, Creek Parent, Inc. (“Parent”), a Delaware corporation and wholly owned subsidiary of Novo Holdings, and Creek Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Parent. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent (the “Merger”). Shortly following the Merger, Novo Nordisk A/S will acquire from Novo Holdings the Company’s three fill-finish sites located in Anagni, Italy; Bloomington, Indiana, USA; and Brussels, Belgium, and related assets.

At the effective time of the Merger (the “Effective Time”), except as otherwise provided in the Merger Agreement, each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”), issued and outstanding immediately prior to the Effective Time, was converted automatically into the right to receive an amount in cash equal to $63.50 per share of Common Stock, without interest (the “Merger Consideration”).

The Company’s directors and executive officers, employees and other service providers held various types of compensatory awards with respect to the Common Stock, which included time-based restricted stock units, performance-based restricted stock units and stock option awards. Pursuant to the terms of the Merger Agreement, at the Effective Time:

•

each option to purchase shares of Common Stock granted by the Company that was outstanding immediately prior to the Effective Time (each, a “Company Option”), was fully vested, canceled, and converted into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the excess, if any, of the Merger Consideration over the applicable exercise price per share of Common Stock subject to such Company Option multiplied by (ii) the number of shares of Common Stock subject to such Company Option;

•

each time-based restricted stock unit with respect to shares of Common Stock granted by the Company that was outstanding immediately prior to the Effective Time was fully vested, canceled, and converted into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock subject to such award, except for certain Company restricted stock units granted to employees of the Company and its subsidiaries following the date of the Merger Agreement which were converted at the Effective Time into restricted cash awards equal to the product of (a) the Merger Consideration multiplied by (b) the number of shares of Common Stock subject to such award and will otherwise remain subject to their terms, including vesting terms; and

•

each award of performance-based restricted stock units with respect to shares of Common Stock granted by the Company that was outstanding immediately prior to the Effective Time was vested based on the greater of target level of performance or actual level of performance as of the Effective Time as determined by the Company and was canceled and converted into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock subject to such award as determined pursuant to the Merger Agreement.

With respect to the Company’s 2019 Employee Stock Purchase Plan (the “ESPP”), (i) the final exercise date was March 31, 2024 (i.e., the original exercise date of the ESPP offering in progress as of the date of the Merger Agreement) (the “Final Exercise Date”), (ii) each ESPP participant’s accumulated contributions under the ESPP was used to purchase shares of Common Stock in accordance with the terms of the ESPP as of the Final Exercise Date, (iii) the ESPP was terminated on the date immediately prior to the date on which the Effective Time occurred, (iv)(a) no new participant was permitted to join the current offering period in progress under the ESPP and (b) no participant in the ESPP with respect to the current offering period was permitted to increase his or her contributions with respect to the current offering period (including making any non-payroll contributions) and (v) the current offering period in progress as of the date of the Merger Agreement was the final offering period under the ESPP. All shares of Common Stock purchased on the Final Exercise Date were canceled at the Effective Time and converted into the right to receive the Merger Consideration as described above.

For additional information regarding the Merger Agreement’s treatment of the Company Options, time-based restricted stock units, performance-based restricted stock units and the ESPP, please see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2024, which is incorporated by reference in this Introductory Note.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 1.02.

Concurrently with the closing of the Merger, the Company repaid all loans, interest and other outstanding obligations and terminated all commitments under that certain Amended and Restated Credit Agreement, dated as of May 20, 2014, as amended, by and among certain subsidiaries of the Company, as borrowers and guarantors, JPMorgan Chase Bank, N.A., as the administrative agent, collateral agent, swing line lender, and letter of credit issuer, and the lenders and other parties thereto, and terminated all other loan and security documents entered into in connection therewith.

On December 6, 2024, Catalent Pharma Solutions, Inc. (the “Company’s Subsidiary”) conditionally called for redemption all of its outstanding $500,000,000 principal amount of 5.000% Senior Notes due 2027 (the “2027 Notes”), €825,000,000 principal amount of 2.375% Senior Notes due 2028 (the “2028 Notes”), $550,000,000 principal amount of 3.125% Senior Notes due 2029 (the “2029 Notes”) and $650,000,000 principal amount of 3.500% Senior Notes due 2030 (the “2030 Notes” and, collectively with the 2027 Notes, the 2028 Notes and 2029 Notes, “Notes”), subject to the consummation of the Merger.

The 2027 Notes were issued under the terms of the Indenture, dated as of June 27, 2019 (the “2027 Indenture”), by and among the Company’s Subsidiary, the subsidiary guarantors named therein, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The 2028 Notes were issued under the terms of the Indenture, dated as of March 2, 2020 (the “2028 Indenture”), by and among Company’s Subsidiary, the subsidiary guarantors named therein, Deutsche Trustee Company Limited, as trustee (“2028 Notes Trustee” and together with the Trustee, the “Trustees”), Deutsche Bank AG, London Branch, as principal paying agent (“Deutsche Bank”), and Deutsche Bank Luxembourg S.A., as transfer agent. The 2029 Notes were issued under the terms of the Indenture, dated as of February 22, 2021 (the “2029 Indenture”), by and among Company’s Subsidiary, the subsidiary guarantors named therein, and the Trustee. The 2030 Notes were issued under the terms of the Indenture, dated as of September 29, 2021 (the “2030 Indenture” and, collectively with the 2027 Indenture, the 2028 Indenture and 2029 Indenture, “Indentures”), by and among Company’s Subsidiary, the subsidiary guarantors named therein, and as the Trustee.

Each of the Notes was redeemed on the Effective Date as follows: (i) the 2027 Notes were redeemed at a redemption price of 100.00% of the principal amount of each 2027 Note, plus accrued and unpaid interest, if any, to, but excluding, the Effective Date; (ii) the 2028 Notes were redeemed at a redemption price of 100.594% of the principal amount of each 2028 Note, plus accrued and unpaid interest, if any, to, but excluding, the Effective Date; (iii) the 2029 Notes were redeemed at a redemption price of 101.563% of the principal amount of each 2029 Note, plus accrued and unpaid interest, if any, to, but excluding, the Effective Date; and (iv) the 2030 Notes were redeemed at a redemption price of 100.00% of the principal amount of each 2030 Note, plus the Applicable Premium (as defined in the 2030 Indenture) as of, plus accrued and unpaid interest, if any, to, but excluding, the Effective Date. In connection therewith, the Indentures have been satisfied and discharged in accordance with their respective terms and the Company’s Subsidiary and the guarantors’ party thereto have been released from their obligations with respect to the Indentures and the Notes, except with respect to those provisions of the Indentures that by their terms survive the satisfaction and discharge.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Form 8-K that was filed with the SEC on February 5, 2024, and is incorporated by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On December 18, 2024, in connection with the completion of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that the NYSE suspend trading of the Common Stock and file with the SEC a notification of removal from listing on Form 25 in order to effect the delisting of the Common Stock from the NYSE and the deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Stock will no longer be listed on the NYSE. Trading of the Common Stock on the NYSE was suspended prior to the opening of trading on December 18, 2024.

The Company intends to file with the SEC a certification on Form 15, requesting the termination of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note and under Items 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

In connection with the Merger and at the Effective Time, holders of the Common Stock immediately prior to such time ceased to have any rights as stockholders of the Company (other than their right to receive Merger Consideration pursuant to the terms of the Merger Agreement).

Item 5.01	Changes in Control of Registrant.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

In connection with the Merger and at the Effective Time, a change in control of the Company occurred and Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Effective Time, each member of the board of directors of the Company immediately prior to the Effective Time ceased to be a director of the Company pursuant to the terms of the Merger Agreement. The members of the board of directors of the Company immediately prior to the Effective Time were Michael J. Barber, Steven K. Barg, J. Martin Carroll, Rolf Classon, Frank A. D’Amelio, John J. Greisch, Gregory T. Lucier, Alessandro Maselli, Donald E. Morel, Jr., Stephanie Okey, Michelle R. Ryan and Jack Stahl.

The board of directors of the surviving corporation effective as of, and immediately following, the Effective Time, consists of Alessandro Maselli and John J. Greisch, each to hold office until their respective successors are duly elected and qualified, or their earlier death, incapacitation, retirement, resignation or removal. From and after the Effective Time the officers of the Company at the Effective Time will be the officers of the surviving corporation, until their respective successors are duly elected or appointed and qualified, or their earlier death, incapacitation, retirement, resignation or removal.

On December 13, 2024, in recognition of their extraordinary efforts in connection with the Merger, the Compensation and Leadership Committee of the board of directors of the Company approved the payment of a cash bonus to each of Alessandro Maselli and Matti Masanovich in an amount equal to $3,000,000 and $1,500,000, respectively, subject to the applicable executive officer’s continued employment with the Company through the consummation of the Merger.

In addition, on December 15, 2024, in connection with the Merger, the board of directors of the Company approved, and the Company entered into, agreements with certain of its named executive officers pursuant to which the Company agreed to indemnify each individual, on an after-tax basis, for any excise taxes imposed under Section 4999 of the Internal Revenue Code (each, a “Tax Indemnification Agreement”). The following named executive officers have entered into a Tax Indemnification Agreement and the amounts payable are subject to the following individual limits: Alessandro Maselli, up to $5,145,800; Matti Masanovich, up to $2,067,584; Lisa Evoli, up to $524,523; and John J. Greisch, up to $5,000,000 (in accordance with the terms of his Employment Agreement with the Company, dated August 28, 2023).

The foregoing description of the terms of the Tax Indemnification Agreement is a summary of certain of its terms only and is qualified in its entirety by the full text of the Tax Indemnification Agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation and bylaws of the Company were each amended and restated in their entirety and are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and is incorporated by reference.

Item 8.01	Other Events

On December 18, 2024, the Company and Novo Holdings issued a joint press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 5, 2024, by and among Catalent, Inc., Creek Parent, Inc. and Creek Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 5, 2024).

3.1	Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Annex D to the Company’s Definitive Proxy Statement filed with the SEC on April 15, 2024).

3.2	Amended and Restated Bylaws of the Company.

10.1	Form of Tax Indemnification Agreement.

99.1	Press release of the Company announcing completion of the Merger, dated December 18, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALENT, INC.

Date: December 18, 2024	By:	/s/ JOSEPH A. FERRARO
	Name:	Joseph A. Ferraro
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer & Secretary